UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2004

ENDOCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27212	33-0618093
(Commission File Number)	(IRS Employer Identification No.)

201 Technology Drive, Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 450-5400
(Registrant's telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

           99.1     Press Release, dated March 16, 2004.

ITEM 12.     RESULTS OF OPERATION AND FINANCIAL CONDITION.

On March 16, 2004, Endocare, Inc. (the "Company") announced via press release the Company's audited financial results for the year ended December 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.

	By:	/s/ Craig T. Davenport
Date: March 16, 2004		Craig T. Davenport Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                                                                           Description

    99.1                                                                            Press Release, dated March 16, 2004.